Note 8 - Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 8. Income Taxes

As of December 31, 2014, the Company had net federal operating loss carry forwards and state operating loss carry forwards of approximately $191 million and $152 million, respectively. The net federal operating loss carry forwards begin to expire in 2024, and net state operating loss carry forwards begin to expire in 2014. The majority of the foreign net operating loss carry forwards expire over the next seven years.

The primary components of temporary differences which give rise to our net deferred tax assets are as follows:

	2014	2013
(in thousands)
Federal, state and foreign net operating losses	$72,141	$68,199
Stock based compensation	7,778	8,228
Accrued liabilities	503	430
Other temporary differences	6,510	(2,595)
Valuation allowance	(86,932)	(74,262)
	$-	$-

The Company has provided a valuation allowance in full on its net deferred tax assets in accordance with ASC 740 Income Taxes. Because of the Company's continued losses, management assessed the realizability of its net deferred tax assets as being less than the more-likely-than-not criteria set forth by ASC 740. Furthermore, certain portions of the Company's net operating loss carryforwards were acquired, and therefore subject to further limitation set forth under the federal tax code, which could further limit the Company's ability to realize its deferred tax assets.

A reconciliation between the statutory federal income tax rate and the effective income tax rate for the years ended December 31, is as follows

	2014	2013
Federal statutory rate	-34.0%	-34.0%
State taxes, net of federal benefit	2.7%	-37.1%
Non-deductible goodwill	0.0%	0.0%
ISO / ESPP	0.0%	1.3%
Other	0.0%	0.4%
Change in valuation allowance	31.3%	69.6%
Tax provision	0.0%	0.2%

Current accounting rules require that companies recognize in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. We file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. Tax years that remain subject to examinations by tax authorities are 2009 through 2013. The federal and material foreign jurisdictions statutes of limitations began to expire in 2009. There are no current income tax audits in any jurisdictions for open tax years and, as of December 31, 2014, there have been no material changes to our tax positions.

The Company has adopted guidance issued by the FASB that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. Our policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. There were no interest and penalties for the years ended December 31, 2014 and 2013, respectively. The Company files income tax returns with the Internal Revenue Service (“IRS”) and the state of California. For jurisdictions in which tax filings are prepared, the Company is no longer subject to income tax examinations by state tax authorities for tax years through 2008, and by the IRS for tax years through 2009. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.